UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2016

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Cimpress N.V.
(Exact Name of Registrant as Specified in Its Charter)

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The Netherlands	000-51539	98-0417483
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Hudsonweg 8
Venlo	5928 LW
The Netherlands	(Zip Code)
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: 31-77-850-7700

Not applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.    Completion of Acquisition or Disposition of Assets

On February 1, 2016, Cimpress Deutschland GmbH, a wholly owned subsidiary of Cimpress N.V., completed its previously announced acquisition of WIRmachenDRUCK GmbH, a German limited liability company, pursuant to the Share Purchase Agreement dated December 18, 2015 among Cimpress Deutschland GmbH; Cimpress N.V.; WIRmachenDRUCK GmbH; and Samuel Voetter, Johannes Voetter, Aart Izelaar-Buchholz, V2 Holding GmbH, and Markus Trautwein, as sellers. Cimpress Deutschland acquired all of the shares of WIRmachenDRUCK for a purchase price of €141,383,238 in cash at closing (which represents the original purchase price of €132,000,000 adjusted for WIRmachenDRUCK’s estimated net cash), subject to further adjustment based upon acquired cash, debt, and working capital as of the closing date, and €8,000,000 in ordinary shares of Cimpress N.V. The Share Purchase Agreement also provides for Cimpress Deutschland to pay the shareholders of WIRmachenDRUCK a potential earn out of up to €40,000,000 in early 2018, based on the achievement of financial performance targets for calendar years 2016 and 2017.

Under the Share Purchase Agreement, €18,000,000 of the cash purchase price was deposited into an escrow account to secure certain obligations of the former shareholders of WIRmachenDRUCK, and Cimpress Deutschland withheld €3,000,000 of the cash purchase price for approximately 120 days after the closing to cover any shortfall from agreed levels of WIRmachenDRUCK's net cash and working capital at closing.

The foregoing is not a complete description of the parties’ rights and obligations under the Share Purchase Agreement and is qualified by reference to the full text and terms of such agreement, which was filed as an exhibit to Cimpress' current report on Form 8-K filed with the Securities and Exchange Commission on December 22, 2015 and incorporated herein by reference.

Item 3.02.    Unregistered Sales of Equity Securities

On February 1, 2016, as part of the purchase price for the acquisition of WIRmachenDRUCK, Cimpress N.V. issued 112,364 ordinary shares, €0.01 par value per share, in the aggregate to the sellers as follows:

•	34,779 ordinary shares issued to Samuel Voetter

•	34,779 ordinary shares issued to Johannes Voetter

•	8,561 ordinary shares issued to Aart Izelaar-Buchholz

•	28,894 ordinary shares issued to V2 Holding GmbH

•	5,351 ordinary shares issued to Markus Trautwein

The offer and sale of the ordinary shares were conducted in compliance with Regulation S promulgated under the Securities Act of 1933 in an offshore transaction to recipients who are not U.S. persons, as each such term is defined in Regulation S, and did not involve any form of general solicitation or general advertising. Therefore, the offer and sale of the ordinary shares was exempt from the registration requirements of the Securities Act of 1933 under Regulation S.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

Not applicable.

(b) Pro Forma Financial Information

Not applicable.

(d) Exhibits

The Share Purchase Agreement dated December 18, 2015 among Cimpress Deutschland GmbH, Cimpress N.V., WIRmachenDRUCK GmbH, Samuel Voetter, Johannes Voetter, Aart Izelaar-Buchholz, V2 Holding GmbH, and Markus Trautwein is incorporated by reference to this report from Exhibit 10.1 of Cimpress' current report on Form 8-K filed with the Securities and Exchange Commission on December 22, 2015.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 4, 2016                                                   Cimpress N.V.

By:	/s/ Sean E. Quinn
Sean E. Quinn
Senior Vice President and Chief Financial Officer